MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.

                    Supplement dated October 4, 2002 to the
            Statement of Additional Information dated July 24, 2002


Effective October 4, 2002, the section captioned "Management of the Fund-- Directors and Officers" beginning on page 17 is amended to delete the biographical information of R. Elise Baum appearing on page 20.






Code # 19028-0702STK